EXHIBIT 10.6

                       SECOND ALLONGE TO PROMISSORY NOTE
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     This Second Allonge to Promissory Note (this "Allonge"), made and entered into as of March 12, 2001, between Semele Group Inc. (formerly known as Banyan Strategic Land Fund II), a Delaware corporation (the "Maker"), and Equis Financial Group Limited Partnership, as assignee of Equis Exchange LLC (the "Payee"), is firmly affixed to and made a part of that certain Promissory Note dated May 31, 1997, as amended by that certain First Allonge to Promissory Note dated March 21, 2000, in the original principal amount of $4,419,500, payable to the order of the Payee (the "Note").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Maker and the Payee hereby agree that, effective as of the date hereof, the Note shall be further amended as follows:

     1. The date on which the outstanding principal balance of the Note together with interest thereon is due and payable shall be April 30, 2003.

     As hereby amended, the Note is hereby ratified and confirmed in all respects.

                                             SEMELE GROUP INC.


                                             By: /s/ JAMES A. COYNE
                                                 -------------------------
                                             Title: President & CEO
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The foregoing is accepted:

EQUIS FINANCIAL GROUP LIMITED
 PARTNERSHIP

By: Equis Corporation, its General Partner

    By: /s/ GARY D. ENGLE
       --------------------------
    Title: PRESIDENT & CEO
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